EXHIBIT 10.5

EXECUTION VERSION
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of March 6, 2017, by and among SPECTRUM BRANDS, INC., a Delaware corporation (the “Lead Borrower”), SB/RH HOLDINGS LLC, a Delaware limited liability company (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) under the Loan Documents, each 2017 Replacement Revolving Lender (as defined below), each 2017 Incremental Dollar Revolving Lender (as defined below) and each Issuing Bank.  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.
W I T N E S S E T H :
WHEREAS, the Lead Borrower, Holdings, the Administrative Agent, each lender from time to time party thereto (the “Lenders”) and the other parties thereto have entered into the Credit Agreement, dated as of June 23, 2015 (as the same has been amended, restated, supplemented and/or otherwise modified from time to time prior to the Second Amendment Effective Date referred to below, the “Credit Agreement”);
WHEREAS, the Lead Borrower wishes to (i) replace and refinance the existing Dollar Facility Revolving Credit Commitments in accordance with the requirements of Section 9.02(c)(ii) of the Credit Agreement and, in connection therewith, amend the Dollar Revolving Credit Facility Maturity Date and the Applicate Rate and Commitment Fee Rate with respect to the existing Dollar Revolving Facility to implement a new “Replacement Revolving Facility” and (ii) replace and refinance the existing Multicurrency Facility Revolving Credit Commitments in accordance with the requirements of Section 9.02(c)(ii) of the Credit Agreement and, in connection therewith, amend the Multicurrency Revolving Credit Facility Maturity Date and the Applicate Rate and Commitment Fee Rate with respect to the existing Multicurrency Revolving Facility to implement a new “Replacement Revolving Facility”, in each on the terms and conditions provided herein (collectively, the “2017 Replacement Revolving Facility Amendments”);
WHEREAS, the Lead Borrower has notified the Administrative Agent pursuant to Section 2.22 of the Credit Agreement that, after giving effect to the 2017 Replacement Revolving Facility Amendments, it wishes to increase the Total Dollar Revolving Credit Commitment by $250,000,000, in accordance with the requirements set forth in Section 2.22 of the Credit Agreement and otherwise on the terms and conditions provided herein;
WHEREAS, in accordance with the provisions of Section 9.02(c)(ii) of the Credit Agreement, each 2017 Replacement Dollar Revolving Lender (as defined below) and each 2017 Replacement Multicurrency Revolving Lender (as defined below) wishes to agree to the applicable 2017 Replacement Revolving Facility Amendments, in each case, on the terms and conditions provided herein;
WHEREAS, each 2017 Incremental Dollar Revolving Lender (as defined below) has agreed to provide a 2017 Incremental Dollar Revolving Credit Commitment (as defined below), in each case, on the terms and conditions provided herein;
WHEREAS, in accordance with the provisions of Section 9.02(d)(iii) of the Credit Agreement, the Administrative Agent and the Lead Borrower have agreed to amend the Credit Agreement to address certain technical changes as set forth in this Second Amendment (with the “posting” by the Administrative Agent of this Second Amendment constituting notice thereof to the Lenders);

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:
SECTION 1.  2017 Replacement Revolving Facility Amendments.  Subject to the terms and conditions set forth herein and the occurrence of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)          Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Arrangers”, “BA Rate”, “Canadian Base Rate”, “Commitment Fee Rate”, “Dollar Revolving Credit Maturity Date”, “Issuing Bank”, “Multicurrency Revolving Credit Maturity Date” and “Revolving Credit Maturity Date” appearing in Section 1.01 of the Credit Agreement and (ii) inserting the following new definitions therein in the appropriate alphabetical order:
“Arrangers” means, (x) with respect to the Initial Term Loans (other than the 2016 Replacement USD Term Loans) and the Initial Revolving Credit Commitments, (i) each of Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC as joint bookrunners and joint lead arrangers, (ii) Credit Suisse Securities (USA) LLC as syndication agent and (iii) J.P. Morgan Securities LLC as documentation agent, (y) with respect to the 2016 Replacement USD Term Loans, Deutsche Bank Securities Inc. in its capacity as sole bookrunner and sole lead arranger and (z) with respect to the Second Amendment, (i) each of Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, JPMorgan Chase Bank N.A. and RBC Capital Markets1, as joint bookrunners and joint lead arrangers and (ii) each of Royal Bank of Canada, Credit Suisse Securities (USA) LLC and JPMorgan Chase Bank N.A. as co-documentation agents.
“BA Rate” means, in respect of any Interest Period, the higher of the average rate applicable to Canadian Dollar bankers’ acceptances for a period equal to such Interest Period appearing on the “Reuters Screen CDOR Page” (as defined in the International Swaps and Derivatives Association, Inc. 2000 definitions, as modified and amended from time to time), rounded to the nearest 1/100th of 1% (with .005% being rounded up), at approximately 11:00 a.m. (Eastern Time), on the related Interest Rate Determination Date, provided that if such rate does not appear on the Reuters Screen CDOR Page on such day the BA Rate on such day shall be the rate for such period applicable to Canadian Dollar bankers’ acceptances quoted by a bank listed in Schedule I of the Bank Act (Canada), as selected by the Administrative Agent, as of 11:00 a.m. (Eastern Time) on such day or, if such day is not a Business Day, then on the immediately preceding Business Day plus 0.10% per annum; provided that (x) BA Rate shall not be less than 0% and (y) solely in the case of Term Loans, the BA Rate shall not be less than 0.75%.
“Canadian Base Rate” means the highest of (x) the variable per annum rate of interest quoted in the Wall Street Journal, Money Rates Section as the prime rate, as in effect from time to time, for Canadian

1 RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

Dollar loans in Canada,  and (y) the rate of interest per annum that is equal to the BA Rate for an interest period of one month plus 1.00% per annum; provided that (x) Canadian Base Rate shall not be less than 0% and (y) solely in the case of Term Loans, the Canadian Base Rate shall not be less than 1.75%.
“Commitment Fee Rate” means, for each calendar quarter or portion thereof, the applicable rate per annum set forth below based upon the Total Leverage Ratio as of the last day of the last Test Period; provided that until the first Adjustment Date following the completion of at least one full Fiscal Quarter ending after the Second Amendment Effective Date, the “Commitment Fee Rate” shall be the applicable rate per annum set forth below in Category 1:
Total Leverage Ratio	Commitment Fee Rate
Category 1
Greater than 2.50 to 1.00	0.35%
Category 2
Equal to or less than 2.50 to 1.00	0.30%

The Commitment Fee Rate shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the Total Leverage Ratio in accordance with the table set forth above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the Commitment Fee Rate shall be the rate per annum set forth above in Category 1 until such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable.
“Dollar Revolving Credit Maturity Date” means the date that is five years after the Second Amendment Effective Date.
“Issuing Bank” means, as the context may require, (a) DBNY, (b) CS, (c) JPM and (d) RBC in respect of the Letters of Credit that will be issued from time to time in accordance with Section 2.05, (each such Issuing Bank specified in clauses (a) through (d), a “Primary Issuing Bank”), (e) BofA in respect of the Existing Letters of Credit only and (f) any other Revolving Lender that, at the request of the Lead Borrower and with the consent of the Administrative Agent (not to be unreasonably withheld or delayed), agrees to become an Issuing Bank; provided that DBNY, CS and RBC will not be required to issue Commercial Letters of Credit.  Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any Affiliate of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
“Multicurrency Revolving Credit Maturity Date” means the date that is five years after the Second Amendment Effective Date.

“RBC” means Royal Bank of Canada.
“Revolving Credit Maturity Date” means the date that is five years after the Second Amendment Effective Date.
“Second Amendment” means the Second Amendment to this Agreement, dated as of March 6, 2017, by and among the Lead Borrower, the Administrative Agent and the lenders party thereto.
“Second Amendment Effective Date” has the meaning provided in the Second Amendment.
(b)          The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following new clause (b):
“(b) with respect to Revolving Loans, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread”, “LIBO Rate Spread”,  “BA Rate Spread” or “EURIBOR Rate Spread” as the case may be, based upon the Total Leverage Ratio as of the last day of the most recently ended Test Period; provided that until the first Adjustment Date following the completion of at least one full Fiscal Quarter ended after the Second Amendment Effective Date, the “Applicable Rate” shall be the applicable rate per annum set forth below in Category 2:
Total Leverage Ratio	ABR Spread for Dollar Revolving Loans	LIBO Rate Spread for Dollar Revolving Loans	ABR Spread for CAD Revolving Loans	BA Rate Spread for CAD Revolving Loans	EURIBOR Rate Spread for Euro Revolving Loans
Category 1
Greater than 4.00 to 1.00	1.25%	2.25%	1.25%	2.25%	2.25%
Category 2
Less than or equal to 4.00 to 1.00 but greater than 2.50 to 1.00	1.00%	2.00%	1.00%	2.00%	2.00%
Category 3
Less than or equal to 2.50 to 1.00	0.75%	1.75%	0.75%	1.75%	1.75%

The Applicable Rate shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the Total Leverage Ratio in accordance with the tables above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the “Applicable Rate” shall be the rate per annum set forth above in Category 1 until such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable.”
(c)          The definition of “Dollar LC Exposure” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the words “reimbursed at such time.” appearing therein:
“For all purposes of this Agreement, (x) if on any date of determination a Dollar Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices (ISP98), such Dollar Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn and (y) unless otherwise specified herein, the amount of a Dollar Letter of Credit at any time shall be deemed to be the stated amount of such Dollar Letter of Credit in effect at such time; provided that with respect to any Dollar Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Dollar Letter of Credit shall be deemed to be the maximum stated amount of such Dollar Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.”
(d)          The definition of “Multicurrency LC Exposure” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the words “reimbursed at such time.” appearing therein:
“For all purposes of this Agreement, (x) if on any date of determination a Multicurrency Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices (ISP98), such Multicurrency Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn and (y) unless otherwise specified herein, the amount of a Multicurrency Letter of Credit at any time shall be deemed to be the stated amount of such Multicurrency Letter of Credit in effect at such time (taking the Dollar Equivalent thereof in the case of any Multicurrency Letter of Credit denominated in an Alternate Currency); provided that with respect to any Multicurrency Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Multicurrency Letter of Credit shall be deemed to be the maximum stated amount of such Multicurrency Letter of Credit after giving effect to all such increases (taking the Dollar Equivalent thereof in the case of any Multicurrency Letter of Credit denominated in an Alternate Currency), whether or not such maximum stated amount is in effect at such time.”

(e)          Section 1.04(b) of the Credit Agreement is hereby amended by deleting the parenthetical at the end of said Section and replacing it with the following new parenthetical:
“(it being understood, for the avoidance of doubt, that solely for purposes of (x) calculating quarterly compliance with Section 6.15 and (y) calculating the First Lien Leverage Ratio and the Total Leverage Ratio for purposes of the definitions of “Applicable Rate” and/or “Commitment Fee Rate”, in each case, the date of the required calculation shall be the last day of the Test Period, and no Subject Transaction occurring thereafter shall be taken into account).”
(f)          Section 2.05(a)(i) of the Credit Agreement is hereby amended by deleting the last sentence at the end of said Section and replacing it with the following new sentence:
“Dollar Letters of Credit will be issued on a serial basis by each Primary Issuing Bank, in each case, at the direction of the Administrative Agent, with (i) such issuance to result in the Primary Issuing Banks sharing (to the extent reasonably practicable) ratably in the aggregate exposure with respect to Letters of Credit and (ii) the Dollar Letter of Credit exposure of each Primary Issuing Bank to be subject to an individual sub-limit, which shall be $17,500,000 for DBNY, $17,500,000 for CS, $17,500,000 for JPM and $17,500,000 for RBC or in such other amounts from time to time as otherwise mutually agreed to by each such Primary Issuing Bank and the Lead Borrower.”
(g)          Section 2.05(a)(ii) of the Credit Agreement is hereby amended by deleting the last sentence at the end of said section and replacing it with the following new sentence:
“Multicurrency Letters of Credit will be issued on a serial basis by each Primary Issuing Bank, in each case, at the direction of the Administrative Agent, with (i) such issuance to result in the Primary Issuing Banks sharing (to the extent reasonably practicable) ratably in the aggregate exposure with respect to Multicurrency Letters of Credit and (ii) the Multicurrency Letter of Credit exposure of each Primary Issuing Bank to be subject to an individual sub-limit, the Dollar Equivalent of which shall be $7,500,000 for DBNY, $7,500,000 for CS, $7,500,000 for JPM and $7,500,000 for RBC or in such other amounts from time to time as otherwise mutually agreed to by each such Primary Issuing Bank and the Lead Borrower.”
(h)          Subject to the terms and conditions set forth herein and the occurrence of the Second Amendment Effective Date, each Person party hereto as a “2017 Replacement Dollar Revolving Lender” as indicated on its signature page hereto (each, a “2017 Replacement Dollar Revolving Lender”) hereby severally agrees to provide a replacement revolving facility commitment in the amount set forth opposite its name under the heading “2017 Replacement Dollar Revolving Credit Commitment” on Annex I attached hereto on the Second Amendment Effective Date (as to each such 2017 Replacement Dollar Revolving Lender, a “2017 Replacement Dollar Revolving Credit Commitment”).  On and after the Second Amendment Effective Date, (i) each 2017 Replacement Dollar Revolving Credit Commitment provided pursuant to this Second Amendment shall thereupon constitute a “Dollar Revolving Credit Commitment” under the Credit Agreement (as amended hereby) and shall be subject to all of the terms and conditions set forth in the Credit Agreement (as amended hereby) with respect to “Dollar Revolving

Credit Commitments”, (iii) revolving loans incurred pursuant to the 2017 Replacement Dollar Revolving Credit Commitments shall constitute “Dollar Revolving Loans” and “Revolving Loans” for all purposes of the Credit Agreement (as amended hereby) and the other applicable Loan Documents and (iii) each 2017 Replacement Dollar Revolving Lender shall be deemed a “Revolving Lender” and “Dollar Revolving Lender” under the Credit Agreement (as amended hereby) and the other applicable Loan Documents.
(i)          Subject to the terms and conditions set forth herein and the occurrence of the Second Amendment Effective Date, each Person party hereto as a “2017 Replacement Multicurrency Revolving Lender” as indicated on its signature page hereto (each, a “2017 Replacement Multicurrency Revolving Lender” and, together with each 2017 Replacement Dollar Revolving Lender, each, a “2017 Replacement Revolving Lender”) hereby severally agrees to provide a replacement revolving facility commitment in the amount set forth opposite its name under the heading “2017 Replacement Multicurrency Revolving Credit Commitment” on Annex I attached hereto on the Second Amendment Effective Date (as to each such 2017 Replacement Multicurrency Revolving Lender, a “2017 Replacement Multicurrency Revolving Credit Commitment” and, together with each 2017 Replacement Dollar Revolving Credit Commitment, each, a “2017 Replacement Revolving Credit Commitment”).  On and after the Second Amendment Effective Date, (i) each 2017 Replacement Multicurrency Revolving Credit Commitment provided pursuant to this Second Amendment shall thereupon constitute a “Multicurrency Revolving Credit Commitment” under the Credit Agreement (as amended hereby) and shall be subject to all of the terms and conditions set forth in the Credit Agreement (as amended hereby) with respect to “Multicurrency Revolving Credit Commitments”, (iii) revolving loans incurred pursuant to the 2017 Replacement Multicurrency Revolving Credit Commitments shall constitute “Multicurrency Revolving Loans” and “Revolving Loans” for all purposes of the Credit Agreement (as amended hereby) and the other applicable Loan Documents and (iii) each 2017 Replacement Multicurrency Revolving Lender shall be deemed a “Revolving Lender” and “Multicurrency Revolving Lender” under the Credit Agreement (as amended hereby) and the other applicable Loan Documents. For the avoidance of doubt, any Ancillary Facility provided by a 2017 Replacement Multicurrency Revolving Lender prior to giving effect to the 2017 Replacement Revolving Facility Amendments shall continue as an Ancillary Facility under the Credit Agreement (as amended hereby) on identical terms, so long as (x) the same is permitted by the terms of the Credit Agreement (as amended hereby) and (y) the amount of such Ancillary Facility does not exceed such 2017 Replacement Multicurrency Revolving Lender’s 2017 Replacement Multicurrency Revolving Credit Commitment (after giving effect to this Second Amendment).
(j)          This Second Amendment constitutes a Refinancing Amendment. On the Second Amendment Effective Date, the Lead Borrower shall (x) repay in full in cash (or shall be deemed to have repaid in full in cash upon the reallocation of existing Revolving Loans on the Second Amendment Effective Date among the 2017 Replacement Revolving Lenders) to the Administrative Agent for distribution to the 2017 Replacement Revolving Lenders under the Credit Agreement, all then outstanding Revolving Loans in connection with the 2017 Replacement Revolving Facility Amendments as contemplated by Section 9.02(c)(ii)(K) and (y) shall pay in cash to the Administrative Agent for distribution to the 2017 Replacement Revolving Lenders under the Credit Agreement, all fees and interest accrued pursuant to Sections 2.12(a), 2.12(b) and 2.13 of the Credit Agreement but unpaid with regard to the Revolving Facility through the Second Amendment Effective Date.
SECTION 2.  Revolving Commitment Increase Amendment.
(a)          Subject to the terms and conditions set forth herein and the occurrence of the Second Amendment Effective Date, each Person party hereto as a “2017 Incremental Dollar Revolving Lender” as indicated on its signature page hereto (each, a “2017 Incremental Dollar Revolving Lender” and, together with each 2017 Replacement Revolving Lender, each a “2017 Revolving Lender”) hereby severally agrees to provide an Incremental Revolving Commitment in the amount set forth opposite its name under the heading “2017 Incremental Dollar Revolving Credit Commitment” on Annex II attached hereto on the Second Amendment Effective Date (as to each such 2017 Incremental Dollar Revolving Lender, a “2017 Incremental Dollar Revolving Credit Commitment”).  On and after the Second Amendment Effective Date (after giving effect to the 2017 Replacement Revolving Facility Amendments), (i) the 2017 Incremental Dollar Revolving Credit Commitments provided pursuant to this Second Amendment shall be added to (and thereupon constitute) Dollar Revolving Credit Commitments under the Credit Agreement (as amended hereby) and shall be subject to all of the terms and conditions set forth in the Credit Agreement with respect to Dollar Revolving Credit Commitments (as amended hereby), (ii) Incremental Revolving Loans incurred pursuant to the 2017 Incremental Dollar Revolving Credit Commitments shall constitute “Dollar Revolving Loans” and “Revolving Loans” for all purposes of the Credit Agreement (as amended hereby) and the other applicable Loan Documents, and (iii) each 2017 Incremental Dollar Revolving Lender shall be deemed a “Revolving Lender” and “Dollar Revolving Lender” under the Credit Agreement (as amended hereby) and the other applicable Loan Documents.
(b)          On the Second Amendment Effective Date (after giving effect to the 2017 Replacement Revolving Facility Amendments), each 2017 Replacement Dollar Revolving Lender under the Credit Agreement (as so amended) will automatically and without further act be deemed to have assigned to each 2017 Incremental Dollar Revolving Lender, and each 2017 Incremental Dollar Revolving Lender will automatically and without further act be deemed to have assumed a portion of such 2017 Replacement Dollar Revolving Lender’s participations under the Credit Agreement in outstanding Dollar Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in Dollar Letters of Credit held by each Dollar Revolving Lender (including each 2017 Incremental Dollar Revolving Lender) will equal the percentage of the Dollar Revolving Credit Commitments of all Dollar Revolving Lenders represented by such Dollar Revolving Lender’s Dollar Revolving Credit Commitment as set forth on Annex III attached hereto after giving effect to this Second Amendment.
(c)          Upon the occurrence of the Second Amendment Effective Date (after giving effect to the 2017 Replacement Revolving Facility Amendments), each 2017 Incremental Dollar Revolving Lender party hereto (i) shall be obligated to provide its 2017 Incremental Dollar Revolving Credit Commitments as provided in this Second Amendment on the terms, and subject to the conditions, set forth in the Credit Agreement (as amended hereby) and in this Second Amendment and (ii) to the extent provided in this Second Amendment, shall have the rights and obligations of a Dollar Revolving Lender and a Lender thereunder and under the other applicable Loan Documents.
(d)          Schedule 1.01(a) to the Credit Agreement is hereby amended and restated in the form attached hereto as Annex III.
SECTION 3. Technical Amendments.  Subject to the terms and conditions set forth herein and the occurrence of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows (such amendments, the “Technical Amendments”):
(a)          Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definition of “Refinancing Amendment” set forth in Section 1.01 of the Credit Agreement and (ii) inserting the following new definition therein in the appropriate alphabetical order:
“Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Lead Borrower executed by (a) Holdings and the Lead Borrower, (b) the Administrative Agent and (c) each

Lender that agrees to provide all or any portion of the Replacement Term Loans and/or the Replaced Revolving Facility being incurred pursuant thereto and in accordance with Section 9.02(c).
(b)          Section 2.22(a) of the Credit Agreement is hereby amended by  deleting clause (ix) and (x) and replacing them with the following clauses:
“(ix) any prepayment (other than any scheduled amortization payment) of Incremental Term Loans that are pari passu with any then-existing Term Loans in right of payment and security shall be made on a pro rata basis with such existing Term Loans, except that the Lead Borrower and the lenders providing the relevant Incremental Term Loans shall be permitted, in their sole discretion, to elect to prepay or receive, as applicable, any prepayments on a less than pro rata basis (but not on a greater than pro rata basis);

(x) [Reserved],”

SECTION 4. Conditions of Effectiveness of this Second Amendment.
 This Second Amendment shall become effective on the date when each of the following conditions shall have been satisfied (such date, the “Second Amendment Effective Date”):

(a)          the Lead Borrower, the Administrative Agent, the 2017 Replacement Revolving Lenders and the 2017 Incremental Dollar Revolving Lenders shall have signed a counterpart hereof (whether the same or different counter-parts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Samantha Wilson (samantha.seeto@whitecase.com; facsimile number 212-354-8113), counsel to the Administrative Agent;
(b)          the Lead Borrower shall have paid or repaid (or shall pay or repay substantially concurrently with the effectiveness of this Second Amendment), by wire transfer of immediately available funds, (i) to Deutsche Bank Securities Inc (“DBSI”), all fees owed to DBSI on the Second Amendment Effective Date as separately agreed in writing with the Lead Borrower in connection with this Second Amendment and (ii) to the Administrative Agent, for the ratable account of each 2017 Replacement Revolving Lender, (x) all then outstanding Revolving Loans in connection with the 2017 Replacement Revolving Facility Amendments as contemplated by Section 1(j) of this Second Amendment and (y) all accrued but unpaid fees and interest owing to them in their capacity as such pursuant to the terms of the Credit Agreement, in each case, as contemplated by Section 1(j) of this Second Amendment;
(c)          (i) on the Second Amendment Effective Date both immediately prior to and after giving effect to this Second Amendment, no Default under Section 7.01(a), 7.01(f) or 7.01(g) or Event of Default shall exist and (ii) each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents (including the representations and warranties set forth in Section 8 of this Second Amendment) shall be true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the Second Amendment Effective Date with the same effect as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date;
(d)          the Administrative Agent shall have received from the Lead Borrower a certificate executed by a Responsible Officer of the Lead Borrower, certifying compliance with the requirements of preceding clause (c);
(e)          the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by a Responsible Officer of each of Holdings, the Lead Borrower and each Subsidiary Guarantor;
(f)          the Administrative Agent shall have received from the Lead Borrower a solvency certificate from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Lead Borrower substantially in the form of Exhibit M to the Credit Agreement (modified as appropriate to give effect to this Second Amendment);
(g)          the Administrative Agent shall have received (i) either (x) a copy of the certificate or articles of incorporation or equivalent organizational document, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization or (y) confirmation from such Loan Party that there has been no change to such organizational documents since last delivered to the Administrative Agent, (ii) a certificate of the secretary or assistant secretary of each Loan Party dated the Second Amendment Effective Date and certifying (A) that (x) attached thereto is a true and complete copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below or (y) there has been no change to such governing documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other equivalent governing body of such Loan Party authorizing the execution, delivery and performance of this Second Amendment and/or the Acknowledgement and Confirmation delivered pursuant to clause (e) above and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that any attached certificate or articles of incorporation, equivalent organizational document, by-laws, operating, management, partnership or similar agreement of such Loan Party has not been amended (in the case of the articles of incorporation of each such Loan Party, since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (E) below), (D) to the extent not previously delivered to the Administrative Agent, as to the incumbency and specimen signature of each officer executing this Second Amendment or any other document delivered in connection herewith on behalf of such Loan Party  and (E) good standing certificates for each Loan Party from the jurisdiction in which it is organized, each dated a recent date prior to the Second Amendment Effective Date; and (iii) a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate delivered pursuant to clause (ii) above;
(h)          The Administrative Agent shall have received a favorable written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, as New York counsel for the Loan Parties, reasonably acceptable to the Administrative Agent dated the Second Amendment Effective Date;
(i)          the Administrative Agent shall have received a Promissory Note executed by the Lead Borrower in favor of each 2017 Replacement Revolving Lender and 2017 Incremental Dollar Revolving Lender requesting a Promissory Note;
(j)          the Administrative Agent shall have received, from each 2017 Incremental Dollar Revolving Lender an Administrative Questionnaire and such other documents as the Administrative Agent shall reasonably require from such 2017 Incremental Dollar Revolving Lender;
(k)          the Administrative Agent shall have received the sum of (x) for the account of each 2017 Revolving Lender, a fully earned, non-refundable consent fee (payable in Dollars) in the amount equal to 0.20% of the aggregate amount of such 2017 Revolving Lender’s Revolving Credit Commitments (as in effect immediately prior to giving effect to the 2017 Replacement Revolving Facility Amendments, the reduction of the Multicurrency Revolving Credit Commitments as contemplated by clause (m) below and the addition of 2017 Incremental Dollar Revolving Credit Commitments to the Revolving Credit Commitments on the Second Amendment Effective Date), due and payable in full on, and subject to the occurrence of, the Second Amendment Effective Date and (y) for the account of each 2017 Revolving Lender, a fully earned, non-refundable upfront fee (payable in Dollars) in an amount equal to 0.30% of the (i) the aggregate amount of such 2017 Revolving Lender's Revolving Credit Commitments (as in effect immediately after giving effect to the 2017 Replacement Revolving Facility Amendments, the reduction of existing Multicurrency Revolving Commitments as contemplated by clause (m) below and the addition of the 2017 Incremental Dollar Revolving Credit Commitments to the Revolving Credit Commitments on the Second Amendment Effective Date) less (ii) the aggregate amount of such 2017 Revolving Lender's Revolving Credit Commitments (as in effect immediately prior to giving effect to the 2017 Replacement Revolving Facility Amendments, the reduction of existing Multicurrency Revolving Commitments as contemplated by clause (m) below and the addition of the 2017 Incremental Dollar Revolving Credit Commitments to the Revolving Credit Commitments on the Second Amendment Effective Date), due and payable in full on, and subject to the occurrence of, the Second Amendment Effective Date;
 (l)          the Administrative Agent shall have received from the Lead Borrower a certificate executed by a Responsible Officer of the Lead Borrower, certifying that (A) all of the requirements of Section 9.02(c)(ii) of the Credit Agreement relating to the provision of the 2017 Replacement Revolving Credit Commitments and the replacement and refinancing of the existing Revolving Credit Commitments have been satisfied, (B) all of the requirements of Section 9.02(d)(iii) of the Credit Agreement relating to the Technical Amendments have been satisfied, (C) all of the requirements of Section 2.22 of the Credit Agreement with respect to the 2017 Incremental Dollar Revolving Credit Commitments thereunder have been satisfied, (D) after giving effect to the 2017 Incremental Dollar Revolving Credit Commitments on the Second Amendment Effective Date, the First Lien Net Leverage Ratio is no more than 3.25:1.00 on a Pro Forma Basis (assuming a full drawing under the 2017 Incremental Dollar Revolving Credit Commitments) and (E) attaching detailed calculations of  compliance with preceding clause (D);
(m)          the Multicurrency Revolving Credit Commitments shall have been reduced by $50,000,000 pursuant to, and in accordance with the requirements of, Sections 2.09(c) and (d) of the Credit Agreement and, in connection therewith, the Lead Borrower shall have prepaid Multicurrency Revolving Loans pursuant to Section 2.11(a) as, and to the extent, required to comply with Section 2.09(c).
(n)          the Administrative Agent has notified the Required Lenders and the Required Revolving Lenders of the Technical Amendments and the Administrative Agent has not received in writing any objection to the Technical Amendments from the Required Lenders or the Required Revolving Lenders within five (5) Business Days following receipt of such notice by the Required Lenders and the Required Revolving Lenders; and
(o) the Administrative Agent shall have received from the Lead Borrower a Borrowing Request as required by Section 2.03 of the Credit Agreement with respect to any existing Revolving Loans intended to be refinanced with the proceeds of new Revolving Loans to be incurred under the Credit Agreement (as amended hereby).
SECTION 5. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

(a)          Each party to this Second Amendment acknowledges that any liability of any 2017 Replacement Revolving Lender or 2017 Incremental Dollar Revolving Lender that is an EEA Financial Institution arising under this Second Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(i)          the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any 2017 Replacement Revolving Lender or 2017 Incremental Dollar Revolving Lender that is an EEA Financial Institution; and
(ii)           the effects of any Bail-in Action on any such liability, including, if applicable: (x) a reduction in full or in part or cancellation of any such liability; (y) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Second Amendment or any other Loan Document; or (z) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(b)          For purposes of this Section 5:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 6. Costs and Expenses.  The Lead Borrower hereby reconfirms its obligations pursuant to Section 9.03(a) of the Credit Agreement to pay and reimburse the Administrative Agent and their respective Affiliates for all reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable fees and out-of-pocket expenses of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Second Amendment and all other documents and instruments delivered in connection herewith.
SECTION 7.  Remedies.  This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 8. Representations and Warranties.  To induce the Administrative Agent, the 2017 Replacement Revolving Lenders and the 2017 Incremental Dollar Revolving Lenders to enter into this Second Amendment, each Loan Party hereto hereby represents and warrants that, immediately prior to and immediately after giving effect to this Second Amendment:
(a)          the execution, delivery and performance by it of this Second Amendment and, in the case of Holdings and the Lead Borrower, the performance by it of the Credit Agreement (as amended hereby) does not (i) violate any provision of law applicable to it, its Organization Documents, or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien (other than Liens in favor of the Collateral Agent) upon any of its properties or assets or (iv) require any approval of stockholders or any approval or consent of any Person under any of its material Contractual Obligations, other than those approvals and consents which have been obtained;
(b)          it has all requisite organizational power and authority to enter into this Second Amendment and the execution, delivery and performance by it of this Second Amendment and, in the case of Holdings and the Lead Borrower, the performance by it of the Credit Agreement (as amended hereby) has been duly authorized by all necessary organizational action by it;
(c)          each Loan Party party hereto has duly executed and delivered this Second Amendment, and this Second Amendment, the Credit Agreement (as amended hereby) and each other Loan Document to which it is a party constitutes the legally valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
(d)          each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the Second Amendment Effective Date with the same effect as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date;
(e)          it and no other Loan Party is an EEA Financial Institution (as defined in Section 5 above) subject to any Write-Down and Conversion Powers (as defined in Section 5 above) by an EEA Resolution Authority (as defined in Section 5 above);
(f)          all of the requirements of Section 2.22 of the Credit Agreement with respect to the 2017 Incremental Dollar Revolving Credit Commitments have been satisfied; and

(g)          all of the requirements of Section 9.02(c)(ii) of the Credit Agreement relating to the provision of the 2017 Replacement Revolving Credit Commitments and the replacement and refinancing of the existing Revolving Credit Commitments and the existing Revolving Loans have been satisfied.
SECTION 9.  Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)          On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.
(b)          The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the applicable Loan Parties under the Loan Documents, in each case, as amended by this Second Amendment.
(c)          The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 10. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 11. Counterparts.  This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment.

[Signature Pages to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered by the parties hereto as of the date first above written.

SPECTRUM BRANDS, INC., as the Lead Borrower
SB/RH HOLDINGS, LLC, as Holdings

By	/s/ Joanne P. Chomiak
Name: Joanne P. Chomiak
Title: Senior Vice President and Treasurer

[Signature Page to Second Amendment to Spectrum Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, a 2017 Replacement Revolving Lender, a 2017 Incremental Dollar Revolving Lender and an Issuing Bank

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

[Signature Page to Second Amendment to Spectrum Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS, BRANCH,
as a 2017 Replacement Revolving Lender / 2017 Incremental Dollar Revolving Lender / Issuing Bank

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

[Signature Page to Second Amendment to Spectrum Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a 2017 Replacement Revolving Lender, a 2017 Incremental Dollar Revolving Lender and an Issuing Bank

By:	/s/ Richard Barritt
Name:	Richard Barritt
Title:	Vice President

By:	/s/ Richard Barritt
Name:	Richard Barritt
Title:	Vice President

[Signature Page to Second Amendment to Spectrum Credit Agreement]

ROYAL BANK OF CANADA,
as a 2017 Replacement Revolving Lender / 2017 Incremental Dollar Revolving Lender / Issuing Bank

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

[Signature Page to Second Amendment to Spectrum Credit Agreement]

BANK OF AMERICA, N.A.,
as a 2017 Replacement Revolving Lender, a 2017 Incremental Dollar Revolving Lender and an Issuing Bank

By:	/s/ Casey Klepsch
Name:	Casey Klepsch
Title:	Vice President

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page to Second Amendment to Spectrum Credit Agreement]

BANK OF MONTREAL,
as a 2017 Replacement Revolving Lender and a 2017 Incremental Dollar Revolving Lender

By:	/s/ Sean P. Gallaway
Name:	Sean P. Gallaway
Title:	Director

By:	/s/ Paul Harris
Name:	Paul Harris
Title:	Managing Director

By:	/s/ Anthony Ebdon
Name:	Anthony Ebdon
Title:	Managing Director

By:	/s/ Scott Matthews
Name:	Scott Matthews
Title:	Managing Director

[Signature Page to Second Amendment to Spectrum Credit Agreement]

BARCLAYS BANK PLC,
as a 2017 Replacement Revolving Lender and a 2017 Incremental Dollar Revolving Lender

By:	/s/ Christopher Aitkin
Name:	Christopher Aitkin
Title:	Assistant Vice President

[Signature Page to Second Amendment to Spectrum Credit Agreement]

CITIZENS BANK, N.A.,
as a 2017 Replacement Revolving Lender and a 2017 Incremental Dollar Revolving Lender

By:	/s/ Thomas Lass
Name:	Thomas Lass
Title:	Senior Vice President

[Signature Page to Second Amendment to Spectrum Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a 2017 Replacement Revolving Lender and a 2017 Incremental Dollar Revolving Lender

By:	/s/ Mark Holm
Name:	Mark Holm
Title:	Managing Director

[Signature Page to Second Amendment to Spectrum Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a 2017 Replacement
Revolving Lender and a 2017 Incremental Dollar Revolving Lender

By:	/s/ Joseph A. Philbin
Name:	Joseph A. Philbin
Title:	Senior Vice President

[Signature Page to Second Amendment to Spectrum Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a 2017 Replacement Revolving Lender and a 2017 Incremental Dollar Revolving Lender

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

[Signature Page to Second Amendment to Spectrum Credit Agreement]

EXHIBIT A
FORM OF ACKNOWLEDGMENT AND CONFIRMATION
1.          Reference is made to the Second Amendment, dated as of March 6, 2017 (the “Second Amendment”), to the Credit Agreement dated as of June 23, 2015 (the “Credit Agreement”), among SPECTRUM BRANDS, INC., a Delaware corporation (the “Lead Borrower”), SB/RH HOLDINGS LLC, a Delaware limited liability company (“Holdings”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and each of the lenders party thereto.  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Second Amendment, as applicable.
2.          Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Second Amendment.  Each of the parties hereto hereby agrees that, with respect to each Loan Document to which it is a party, after giving effect to the Second Amendment:
(a)          all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis (including with respect to any Revolving Loans made pursuant to the 2017 Incremental Dollar Revolving Credit Commitments); and
(b)          all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 3.14 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the applicable Obligations (including with respect to any Revolving Loans made pursuant to the 2017 Incremental Dollar Revolving Credit Commitments), to the extent provided in such Loan Documents.
3.          THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.          This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
SPECTRUM BRANDS, INC.,
as the Lead Borrower

By:
Name:
Title:

SB/RH HOLDINGS, LLC, as Holdings

By:
Name:
Title:

UNITED INDUSTRIES CORPORATION
ROV HOLDING, INC.

By:
Name:
Title:

ARMORED AUTOGROUP INC.
THE ARMOR ALL/STP PRODUCTS COMPANY
STP PRODUCTS MANUFACTURING COMPANY
ARMORED AUTOGROUP SALES INC.

By:
Name:
Title:

[Signature Page to Acknowledgment and Confirmation - Second Amendment to Spectrum Credit Agreement]